SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                                FORM 8-K



                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


                    Date of Report: January 24, 2000


                             W3 GROUP, INC,

           (Exact name of registrant as specified in its charter)


   Colorado                      0-27083                  84-1108035
    (State or other          Commission File          (IRS Employer
             Jurisdiction of            Number)
                          Identification No.)



           444 Madison Avenue, Suite 1710, New York, NY 10022
         (Address of Principal Executive Offices)    (Zip Code)




   Registrant's telephone number, including area code: (212) 317-0060






       Former Name or Former Address If Changed Since Last Report

Item 5.  Other Events

     The registrant has 1,056,000 shares of Series B Convertible Preferred Stock ("Series B Shares") issued and outstanding as of the date of this report. Formerly, the conversion rate was 1.25 Common Shares for one Series B Share, but was changed to 0.0416 Common Shares for one Series B Share when the registrant's Common Stock was reverse split on a 1 for 30 basis, effective October 1, 1999.

     The Board of Directors of the registrant approved a modification of the conversion rate of Series B Shares which was subsequently approved at a special meeting of shareholders on January 18, 2000. Effective January 19, 2000, the conversion rate is 0.5 (one half) share of Common Stock for one Series B Share. Articles of Amendment to the issuer's Articles of Incorporation to that effect were filed with the Colorado Secretary of State on January 19, 2000 and are included as an exhibit to this report.

Exhibit: Articles of Amendment to Articles of Incorporation filed with Colorado Secretary of State on January 19, 2000.

                               SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2000            W3 GROUP, INC.


                                   By: /s/ Robert Gordon
                                   Robert Gordon, Executive Vice President


                       Mail to: Secretary of State    For office use only
                           Corporations Section
                         1560 Broadway, Suite 200
                             Denver, CO 80202
                              (303) 894-2251
MUST BE TYPED              Fax  (303) 894-2242
FILING FEE: $25.00
MUST SUBMIT TWO COPIES

                          ARTICLES OF AMENDMENT
Please include a typed            TO THE
self-addressed envelope ARTICLES OF INCORPORATION


    Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

    First: The name of the corporation is W3 Group, Inc.

    Second: The following amendment to the Articles of Incorporation was adopted on January 18, 2000, as prescribed by the Colorado Business Corporation Act, in the manner marked with an X below:

         No shares have been issued or Directors Elected - Action by Incorporators

         No shares have been issued but Directors Elected - Action by Directors

         Such amendment was adopted by the board of directors where shares have been issued and shareholder action was not required.
              CRS section   7-106-102

       X Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval.

    Up until the filing date of these Articles of Amendment to Articles of Incorporation, each share of the existing series of preferred stock entitled "Series B Convertible Preferred Stock" was convertible into 0.0416 share of common stock, being the conversion rate after the 1 for 30 reverse split of the class of common stock shares in 1999. The original conversion rate for the Series B Convertible Preferred Stock was 1.25; because of the reverse split of the common stock in October 1999, that original conversion rate was divided by 30, for a revised conversion rate of 0.0416 shares of common stock for each Series B share.

    On January 18, 2000, the holders of common stock approved the change in the conversion rate of the Series B Convertible Preferred Stock to 0.5 share of common stock. This change is effective as of the filing date of these Articles of Amendment to Articles of Incorporation.

    Except as amended by the preceding provision, all rights and privileges of the Series B Convertible Preferred Stock remains unchanged.

W3 Group, Inc.
/s/ Stephen E. Rounds
Stephen E. Rounds, Attorney
duly authorized



                                                      Revised 7/95